                                                                    Exhibit 99.1

================================================================================


                              LORAL CYBERSTAR, INC.

                                       AND

                    LORAL CYBERSTAR DATA SERVICES CORPORATION





               -------------------------------------------------
                            ASSET PURCHASE AGREEMENT
               -------------------------------------------------




                            for the purchase and sale

                                       of

                      the assets of Loral CyberStar, Inc.'s

                             DATA SERVICES BUSINESS





               -------------------------------------------------
                                   Dated as of

                                December 21, 2001
               -------------------------------------------------



================================================================================

                                  TABLE OF CONTENTS
                                  -----------------
                                                                            Page
                                                                            ----

SECTION 1.                 Definitions....................................... 1

SECTION 2.                 PURCHASE AND SALE OF THE PURCHASED ASSETS......... 4
     SECTION 2.1.          Transfer of Assets................................ 4
     SECTION 2.2.          Sale at Closing Date.............................. 4
     SECTION 2.3.          Payment of Purchase Price......................... 5
     SECTION 2.4.          Assumption of Liabilities......................... 5
     SECTION 2.5.          Subsequent Actions; Further Assurances............ 5

SECTION 3.                 CLOSING........................................... 6

SECTION 4.                 REPRESENTATIONS AND WARRANTIES.................... 6
     SECTION 4.1.          Mutual Representations and Warranties............. 6
     SECTION 4.2.          Additional Buyer Representation and Warranty...... 7

SECTION 5.                 COVENANTS......................................... 7
     SECTION 5.1.          Further Assurances................................ 7
     SECTION 5.2.          Taxes............................................. 7
     SECTION 5.3.          Indemnification of the Buyer by the Seller........ 7
     SECTION 5.4.          Procedures for Indemnification by the Seller...... 8
     SECTION 5.5.          Indemnification of the Seller by the Buyer........ 8
     SECTION 5.6.          Procedures for Indemnification by the Buyer....... 8

SECTION 6.                 MISCELLANEOUS..................................... 9
     SECTION 6.1.          Successors and Assigns.............................9
     SECTION 6.2.          Governing Law; Jurisdiction........................9
     SECTION 6.3.          Expenses...........................................9
     SECTION 6.4.          Severability.......................................9
     SECTION 6.5.          Notices........................................... 9
     SECTION 6.6.          Amendments; Waivers.............................. 10
     SECTION 6.7.          Entire Agreement................................. 10
     SECTION 6.8.          Parties in Interest.............................. 10
     SECTION 6.9.          Section and Paragraph Headings................... 10
     SECTION 6.10.         Counterparts..................................... 11


SCHEDULE A                 Contracts

SCHEDULE B                 Equipment and Machinery

SCHEDULE C                 Intellectual Property

SCHEDULE D                 Licenses and Permits

SCHEDULE E                 Subsidiary Transfer Documents

SCHEDULE F                 FCC Lease Agreement

 THIS ASSET PURCHASE AGREEMENT, dated as of December 21, 2001, by and between Loral CyberStar, Inc., a Delaware corporation (the "Seller") and Loral Cyberstar Data Services Corporation, a Delaware corporation (the "Buyer").

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Seller has agreed to sell, convey, assign, grant, transfer and deliver the assets making up the Data Services Business (as defined below) to the Buyer on the terms and conditions set forth in this Agreement;

     WHEREAS, the Buyer has agreed in turn to purchase, acquire and accept all of the Seller's right, title and interest in the Data Services Business and assume the liabilities related thereto on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:

     SECTION 1. Definitions.
                -----------

     As used in this Agreement, the following terms shall have the following meanings:

     "Assumed Liabilities" shall have the meaning set forth in Section 2.4;

     "Business Day" shall man a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close;

     "Buyer" shall have the meaning set forth in the Recitals hereto;

     "Buyer Indemnified Matters" shall have the meaning set forth in
Section 6.1;

     "Buyer Indemnified Persons" shall have the meaning set forth in
Section 6.1;

     "Closing" shall have the meaning set forth in Section 3;

     "Closing Date" shall have the meaning set forth in Section 3;

     "Contracts" shall mean all agreements to which the Seller is a party and which are primarily related to the operation of the Data Services Business, including, without limitation, purchase orders, sales orders, customer contracts, ground operator contracts, capacity vendor contracts, engineering contracts, security agreements, leases (including all real property and equipment leases), partnership or joint venture agreements, employment, commission and consulting agreements, suretyship contracts, loan agreements, security agreements, reimbursement agreements, distribution agreements, contracts or commitments limiting or restraining the Seller with respect to the Data Services Business from engaging or competing in any lines of business or with any person, firm or corporation, documents granting the power of attorney with respect to the affairs of the Seller related to the Data Services Business, agreements not made in the ordinary course of business of the Data Services Business, options to purchase any assets or property rights of the Data Services Business, and including, but not limited to, all of the contracts listed on Schedule A hereto;
                                               ----------

     "Data Services Business" shall mean those business activities, operations and assets of the data services business provided by and through the Seller and various of its subsidiaries, including, but not limited to, the provision of managed communications networks and internet and intranet services and the delivery of high-speed broadband data communications and business television and infomedia services;

     "Equipment and Machinery" shall mean all the equipment, machinery, furniture, fixtures and improvements, tooling, spare parts, supplies and vehicles owned or leased by the Seller with respect to the operations of the Data Services Business, including, without limitation, the equipment and machinery set forth on Schedule B hereto and any rights of the Seller to the
                       ----------
warranties (to the extent assignable) and licenses received from manufacturers and sellers of the aforesaid items;

     "Excluded Assets" shall mean the assets of the Seller not constituting the Purchased Assets to be conveyed to the Buyer or its designees hereunder, including, but not limited to:

        (i) any assets primarily related to the FSS Business;

        (ii) all qualifications of the Seller to do business as a foreign corporation and arrangements with registered agents relating to foreign qualifications;

        (iii) all taxpayer and other identification numbers of the Seller;

        (iv) minute books, charter documents, stock record books, original tax and financial records and such other books and records as pertain to the organization, existence or capitalization of the Seller; and

        (v) all shares of stock of the subsidiaries of the Seller; and

        (vi) all books and records relating to any Excluded Assets or Excluded Liabilities.

     "Excluded Liabilities" shall have the meaning set forth in Section 2.4;

     "Existing Public Notes" shall mean the Seller's 11 1/4% Senior Notes due 2007 and its 12 1/2% Senior Discount Notes due 2007;

     "FCC" means the Federal Communications Commission (or any successor Governmental Authority);

     "FCC Lease Agreement" shall mean that certain lease agreement by and between the Seller and the Buyer, dated as of the date hereof and substantially in the form of Schedule C hereto;
               ----------

     "FCC Licenses" means all licenses, authorizations, permits and construction permits issued by the FCC to the Seller which are related to the Data Services Business and listed on Schedule C hereto;
                       ----------

     "Files and Records" shall mean all files and records, whether in hard copy or magnetic format, of the Seller or its subsidiaries specifically relating to the Data Services Business or the Purchased Assets;

     "FSS Business" shall mean the fixed satellite services business provided by the Seller and Loral Asia Pacific Satellite (HK) Limited including, but not limited to, leasing transponder capacity to customers for various applications, including broadcasting, news gathering, internet access and transmission, private voice and date networks, business television, distance learning and direct-to-home television;

     "Intangible Assets" shall mean all intangible personal property rights, including, without limitation, all rights on the part of the Seller to proceeds of any insurance policies and all claims on the part of the Seller for recoupment, reimbursement and coverage under any insurance policies, in each case in connection with the Data Services Business and all goodwill of the Seller relating to the Data Services Business;

     "Intellectual Property" shall mean (1) all letters, patent, patent qualifications, trademarks, service marks, trade names, brands, private labels, copyrights, know-how, trade secrets and licenses and rights with respect to the foregoing that the Seller owns or possesses the rights to use relating primarily to the Purchased Assets or the operations of the Data Services Business, (2) patentable inventions, discoveries, improvements, ideas, know-how, formula, methodology, processes, technology, software and applications and patents in any jurisdiction relating primarily to the Purchased Assets or the operation of the Data Services Business, (3) Internet Web sites, domain names and applications and registrations relating primarily to the Purchased Assets or the operation of the Data Services Business, (4) rights under all agreements relating to the foregoing, and (5) including, without limitation, the intellectual property set forth on Schedule D hereto;
         ----------

     "Licenses and Permits" shall mean (1) all the network service provider licenses, satellite landing licenses, satellite operator licenses, earth station licenses, FCC Licenses and satellite, internet and broadcast licenses related to the Data Services Business, including, but not limited to, the licenses and permits set forth on Schedule E hereto, and (2) all government permits,
                     ----------
authorizations and licenses issued by any national, state, local or other domestic or foreign governmental authority used in the Data Services Business;

        "Lien" shall mean any mortgage, pledge, security interest, encumbrance, lien (statutory or other) or conditional sale agreement;

        "Losses" shall have the meaning set forth in Section 6.1;

        "New Public Notes" shall mean the Seller's 10% Senior Notes due 2006 and guaranteed by Loral Space & Communications Ltd.;

 "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government;

     "Purchased Assets" shall mean the Seller's accounts receivable relating primarily to the Data Services Business, rights of the Seller under the Contracts, Files and Records, Intangible Assets, Intellectual Property, Licenses and Permits (to the extent transferable by the Seller), cash related primarily to the Data Services Business, all rights of the Seller under the Subsidiary Transfer Documents, real property relating primarily to the Data Services Business and any assets or other property transferred, or to be transferred, to the Seller under the Subsidiary Transfer Documents (whether so transferred on the date hereof or thereafter), and any prepaid expenses and other assets relating to the operations of the Data Services Business and includes all the tangible and intangible assets of the Seller and its affiliates used in the Data Services Business and related thereto, provided, however, in no event shall Purchased Assets be deemed to include any of the Excluded Assets.

     "Seller" shall have the meaning set forth in the Recitals hereto;

     "Seller Indemnified Matters" shall have the meaning set forth in
Section 6.3;

     "Seller Note" shall mean that certain Promissory Note of the Seller issued to the Buyer in the aggregate principal amount of $50 million, dated as of December 17, 2001;

     "Subsidiary Transfer Documents" shall mean those certain bills of sale and assignment and assumption agreements, each dated as of December 21, 2001, by and between the Seller (as buyer) and various of its subsidiaries (as sellers) and set forth on Schedule F hereto; and
             ----------

     "Tax" or Taxes" shall mean all federal, state, local, foreign, tribal or provincial taxes, charges, fees, levies, imposts, duties, tariffs, surcharges or other assessments, including, without limitation, sales use, transfer, gross receipts, excise, withholding, or any similar charges or assessments, value added, goods and services, and all taxes, charges, fees, levies, imposts, duties, tariffs, surcharges, or other assessments replaced by, or replacing, any of the above, or other tax or governmental fee of any kind whatsoever imposed by any governmental authority, including any interest or penalties or additions thereto whether disputed or not.

          SECTION 2. PURCHASE AND SALE OF THE PURCHASED ASSETS.
                     -----------------------------------------

     SECTION 2.1. Transfer of Assets. Subject to the terms and conditions
                  ------------------
herein set forth (including Section 2.5(a)), the Seller shall sell, convey, transfer, assign and deliver to the Buyer or its assignees, free and clear of all Liens not related to the Data Services Business, and the Buyer shall (or shall cause its assignees to) purchase and accept from the Seller, on the Closing Date, all right, title and interest of the Seller in and to the Purchased Assets, wherever located.

     SECTION 2.2. Sale at Closing Date. The sale, transfer, assignment and
                  --------------------
delivery by the Seller of the Purchased Assets to the Buyer, or its assignees, as herein provided, shall be effected on the Closing Date by deeds, bills of sale, endorsements, assignments and other instruments of transfer and conveyance reasonably satisfactory in form and substance to counsel for the Buyer.

     SECTION 2.3. Payment of Purchase Price. As payment for the Purchased
                  -------------------------
Assets, the Buyer will cancel the Seller Note on the Closing Date and deliver to the Seller such cancelled note.

     SECTION 2.4. Assumption of Liabilities. From and after the Closing, the
                  -------------------------
Buyer shall assume and the Buyer hereby agrees to pay, perform and discharge when due, all of the following liabilities of the Seller related to the Data Services Business (the "Assumed Liabilities"):

     (a) all liabilities, contingencies and obligations arising out of or relating primarily to the conduct or operation of the Data Services Business, or which otherwise relate primarily to the Purchased Assets;

     (b) all liabilities, obligations and duties to perform any and all Contracts and all commitments of any kind entered into by the Seller or its subsidiaries on or prior to the Closing Date which relate primarily to the Data Services Business or the Purchased Assets; and


     (c) all liabilities arising from any action, litigation, suit, investigation or proceeding, or from any and all present and future claims, whether asserted or unasserted, contingent or executory, relating primarily to or arising out of the Data Services Business or the Purchased Assets.

     All the liabilities and obligations of the Seller other than the Assumed Liabilities are hereinafter referred to as the "Excluded Liabilities" (such Excluded Liabilities shall include, but are not limited to, all liabilities and obligations of the Seller under or with respect to the Existing Public Notes, the New Public Notes, the $29.7 million note of Seller issued to Loral SpaceCom Corporation, and any liabilities of the Seller that relate primarily to the FSS Business).

     SECTION 2.5. Subsequent Actions; Further Assurances.
                  --------------------------------------

     (a) Notwithstanding anything herein to the contrary, none of the Purchased Assets shall be assigned (i) contrary to law, (ii) contrary to the terms of any contract, (iii) if such assignment will result in the loss of any license or permit under applicable law or would otherwise result in an adverse effect on the rights of the Buyer hereunder, (iv) if Buyer or its subsidiaries do not hold required licenses and permits to operate such Purchased Assets, or (v) if such assets are required to be held by a foreign subsidiary of the Buyer that has not been formed as of the Closing Date or held by a registered foreign branch of the Buyer that has not been duly registered as of the Closing Date. With respect to Purchased Assets that cannot, for such reasons, be assigned to the Buyer on the Closing Date, the Seller shall make the full economic benefits of such Purchased Assets available to the Buyer, at the Buyer's expense, and, subject to applicable law will operate such Purchased Assets, at Buyer's expense and at the direction of the Buyer, in each case until such time as such Purchased Assets can be transferred to the Buyer. As soon as practicable after the Seller becomes able to transfer any such Purchased Assets to the Buyer, the Seller shall transfer such Purchased Assets to the Buyer or its designees.

     (b) At the Closing, the Sellers shall not transfer the FCC Licenses if FCC consent to the assignment of the FCC Licenses from the Seller to the Buyer has not been obtained. If consent of the FCC has not been obtained by the Closing Date, then at Closing the Seller and the Buyer shall enter into a Lease Agreement, substantially in the form of Schedule C, whereby the Buyer
                                                ----------
  will have the right to use the licensed facilities and spectrum. When the FCC's consent to the assignment is granted, the Seller shall assign the FCC Licenses to the Buyer and the Lease Agreement shall terminate according to its terms.

     (c) The Seller shall use reasonable efforts to obtain all necessary consents and approvals for the transfer of all Purchased Assets in the most expeditious manner practicable, and the Buyer shall assist the Seller in obtaining such approvals and consents, at the Buyer's expense.

     (d) Upon the request of the Buyer at any time after the Closing Date, the Seller shall forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as the Buyer or its counsel may reasonably request to perfect title of the Buyer and its successors and assigns to the Purchased Assets or otherwise to effectuate the purposes of this Agreement.

     (e) Until February 28, 2002, or such earlier date as the Buyer shall have delivered a transition services termination notice to the Seller, the Seller will provide, or cause to be provided, to the Buyer those operational and administrative support services that are being provided to the Data Services Business by the Seller or its subsidiaries on the date hereof, at the Buyer's expense.

     SECTION 3. CLOSING.
                -------

     The closing hereunder (the "Closing") shall take place at the offices of Willkie Farr & Gallagher at 787 Seventh Avenue, New York, New York 10019 at 12:01 a.m. on December 21, 2001, or at such other place and time as may be mutually agreed to by the parties hereto (the "Closing Date").

SECTION 4. REPRESENTATIONS AND WARRANTIES.
           ------------------------------

     SECTION 4.1. Mutual Representations and Warranties. Each of the Seller and
                  -------------------------------------
the Buyer hereby represents and warrants to the other party as follows:

     (a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted; and

     (b) it has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action by its Board of Directors and stockholders, and no other corporate proceedings are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 4.2. Additional Buyer Representation and Warranty. The Buyer hereby
                  --------------------------------------------
represents to Seller that none of the Purchased Assets include assets necessary to the FSS Business.

     SECTION 5. COVENANTS.
                ---------

     SECTION 5.1. Further Assurances. The Buyer shall use reasonable efforts to
                  ------------------
(a) obtain all consents and approvals of third parties required to be obtained by the Buyer to effect the transactions contemplated by this Agreement and (b) to form any foreign subsidiaries or to register any foreign branches needed to hold the Purchased Assets.

     SECTION 5.2. Taxes.
                  -----

     (a) The Buyer shall be financially responsible for, and shall pay, all Taxes imposed on or otherwise related or attributable to transactions under this Agreement whether or not such Taxes are actually charged or separately stated.

     (b) Both the Seller and the Buyer agree to co-operate and to use all reasonable and available means to ensure compliance with the various legal, tax, financial and commercial filings and other requirements and conditions arising from the transfer of the Data Services Business as required by the applicable United States or foreign laws.

     (c) Each of the Seller and the Buyer agrees to bear one half of any Taxes imposed on or otherwise related or attributable to transactions under the Subsidiary Transfer Documents whether or not such Taxes are actually charged or separately stated.

     SECTION 6. INDEMNIFICATION.
                ---------------

     SECTION 6.1. Indemnification of the Buyer by the Seller. The Seller
                  ------------------------------------------
shall indemnify and fully defend, save and hold the Buyer, any affiliate of the Buyer (other than the Seller and its subsidiaries) and its respective directors, officers and employees (collectively, the "Buyer Indemnified Persons"), harmless if any of them shall at any time or from time to time suffer any damage, liability, loss, cost, expense (including all reasonable attorneys' fees), deficiency, interest, penalty, impositions, assessments or fines (collectively, "Losses") arising out of or resulting from, or shall pay or become obliged to pay any sum on account of, any Buyer Indemnified Matters. As used herein, "Buyer Indemnified Matters" shall be and mean any one or more of the following:

     (a) any failure of the Seller duly to perform or observe any of the Seller's covenants contained in this Agreement; or

     (b) any claim or cause of action by any party against the Buyer, with respect to the Excluded Liabilities or the Excluded Assets.

     SECTION 6.2. Procedures for Indemnification by the Seller. If a Buyer
                  --------------------------------------------
Indemnified Matter occurs or is alleged and the Buyer asserts that the Seller has become obligated to the Buyer Indemnified Persons pursuant to Section 6.1, or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Seller may become obligated to the Buyer Indemnified Persons hereunder, the Buyer shall give prompt written notice to the Seller specifying in reasonable detail the facts upon which the claimed Buyer Indemnified Matter is based; provided, however, that the failure to so notify the Seller will not relieve the Seller of any obligation under Section 6.1 or this Section 6.2 unless, and to the extent, the Buyer Indemnified Persons' rights are materially prejudiced by such failure. The Seller will have the right, at any time and at its election, to assume the defense of such suit, action, investigation, claim or proceeding. The Buyer Indemnified Persons shall have the right, but not the obligation, to participate at its own expense by counsel of its choice in the defense of any suit, action, investigation, claim or proceeding the defense of which the Seller shall have assumed and shall in any event cooperate with and assist the Seller to the extent reasonably possible. If the Seller elects not to assume the defense of any such suit, action, investigation, claim or proceeding, the Buyer shall have the obligation to do so, and shall have the right to make any reasonable compromise or settlement thereof, and the cost of any such defense or settlement shall be borne by the Seller.

     SECTION 6.3. Indemnification of the Seller by the Buyer. The Buyer
                  ------------------------------------------
shall indemnify and agree to fully defend, save and hold the Seller, and its respective directors, officers and employees, harmless if any of them shall at any time or from time to time suffer any Losses arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any Seller Indemnified Matters. As used herein, "Seller Indemnified Matters" shall be and mean any one or more of the following:

     (a) any failure of the Buyer duly to perform or observe any of the Buyer's covenants contained in this Agreement; or

     (b) any claim or cause of action by any party against the Seller with respect to Assumed Liabilities or Purchased Assets.

     SECTION 6.4. Procedures for Indemnification by the Buyer. If a Seller
                  -------------------------------------------
Indemnified Matter occurs or is alleged and the Seller asserts that the Buyer has become obligated to it pursuant to Section 6.3, or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Buyer may become obligated to the Seller hereunder, the Seller shall give prompt, written notice to the Buyer specifying in reasonable detail the facts upon which the claimed Seller Indemnified Matter is based; provided, however, that the failure to so notify the Buyer will not relieve the Buyer of any obligation under Section 6.3 or this Section 6.4 unless, and to the extent, the Seller's rights are materially prejudiced by such failure. The Buyer will have the right, at any time and at its election, to assume the defense of such suit, action, investigation, claim or proceeding. The Seller shall have the right, but not the obligation, to participate at its own expense by counsel of its choice in the defense of any suit, action, investigation, claim or proceeding the defense of which the Seller shall have assumed and shall in any event cooperate with and assist the Buyer to the extent reasonably possible. If the Buyer elects not to assume the defense of any such suit, action, investigation, claim or proceeding, the Seller shall have the obligation to do so, and shall have the right to make any reasonable compromise or settlement thereof, and the cost of any such defense or settlement shall be borne by the Buyer.

     SECTION 7. MISCELLANEOUS.
                -------------

     SECTION 7.1. Successors and Assigns. The Buyer shall have the ability
                  ----------------------
to assign its rights and obligations hereunder to its subsidiaries, affiliates and designated assignees, provided, however, that no such assignment shall reduce or otherwise vitiate any of the obligations of the Seller hereunder. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.

     SECTION 7.2. Governing Law; Jurisdiction. This Agreement shall be
                  ---------------------------
construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof. The parties hereto irrevocably elect as the sole judicial forum for the adjudication of any matters arising under or in connection with this Agreement, and consent to the jurisdiction of, the courts of the County of New York, State of New York or of the United States of America for the Southern District of New York.

     SECTION 7.3. Expenses. Except as otherwise provided herein, all
                  --------
expenses in connection with this Agreement and the transactions contemplated hereby, including, without limitation, any legal and accounting fees, whether or not the transactions contemplated hereby are consummated, shall be paid by the Buyer.

     SECTION 7.4. Severability. In the event that any part of this Agreement is
                  ------------
declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

     SECTION 7.5. Notices. All notices, requests, demands and other
                  -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given: (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent via facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission;
(iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service; or
(iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:


     If to the Seller:

 Loral CyberStar, Inc.
 2440 Research Boulevard, Suite 400
 Rockville, MD 20850
 Facsimile: (301) 258-3360
 Attention: General Counsel

 If to the Buyer:

 Loral Cyberstar Data Services Corporation
 c/o Loral Space & Communications Corporation
 600 Third Avenue
 New York, NY 10016
 Facsimile: (212) 338-5320
 Attention: General Counsel

     Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

     SECTION 7.6. Amendments; Waivers. This Agreement may be amended or
                   -------------------
modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as furthering or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

     SECTION 7.7. Entire Agreement. This Agreement contains the entire
                  ----------------
understanding between the parties hereto with respect to the transactions contemplated hereby and supercedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

     SECTION 7.8.  Parties in Interest. Nothing in this Agreement is intended to
                   -------------------
confer any rights or remedies under or by reason of this Agreement on any persons other than the Seller and the Buyer and their respective successors and permitted assigns. Nothing in this Agreement is intended to relieve or discharge the obligations or liability of any third persons to the Seller or the Buyer. No provision of this Agreement shall give any third persons any right of subrogation or action over or against the Seller or the Buyer.

     SECTION 7.9. Section and Paragraph Headings. The section and paragraph
                  ------------------------------
headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     SECTION 7.10. Counterparts.  This Agreement may be executed in
                   ------------
counterparts, each of which shall be deemed an original, but both of which shall constitute the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.



                            LORAL CYBERSTAR, INC.,
                            as Seller



                            By:    /s/ Janet T. Yeung
                                   ---------------------------------------------
                                   Name:  Janet T. Yeung
                                   Title: Vice President and Assistant Secretary





                            LORAL CYBERSTAR DATA SERVICES CORPORATION, as Buyer



                            By:    /s/ Janet T. Yeung
                                   ---------------------------------------------
                                   Name:  Janet T. Yeung
                                   Title: Vice President and Assistant Secretary







                           [ASSET PURCHASE AGREEMENT]

                                   SCHEDULE A

                                    Contracts

                                   SCHEDULE B

                             Equipment and Machinery

                                   SCHEDULE C

                               FCC Lease Agreement

                                   SCHEDULE D

                              Intellectual Property

                                   SCHEDULE E

                              Licenses and Permits

                                   SCHEDULE F

                      Seller Subsidiary Transfer Documents



     1. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer, and Loral CyberStar de Argentina SRL, as seller, dated as of December 21, 2001.

     2. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer and Loral CyberStar do Brasil Ltda., as seller, dated as of December 21, 2001.

     3. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer, and Loral CyberStar International, Inc., as seller, dated as of December 21, 2001.

     4. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer, and Loral CyberStar Services, Inc., as seller, dated as of December 21, 2001.

     5. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer, and Tel-Link Communications Private Limited, as seller, dated as of December 21, 2001.

     6. Bill of Sale, Assignment & Assumption Agreement by and between Loral CyberStar, Inc., as buyer, and Loral Cyberstar GmbH, as seller, dated as of December 21, 2001